Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net

7.	PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2020	2021
	RMB	RMB	US$
Electronic equipment	86,602	64,420	10,109
AI related equipment	118,039	152,177	23,880
Leasehold improvements	60,392	14,522	2,279
Office equipment and fixtures	26,039	20,867	3,274
Motor vehicles	4,176	4,045	635
Less: Accumulated depreciation	184,038	145,529	22,837
Less: Accumulated impairment	9,226	8,708	1,366

Property and equipment, net	101,984	101,794	15,974

Depreciation expense of property and equipment for the years ended December 31, 2019, 2020 and 2021 were RMB37,382, RMB52,137 and RMB45,751 (US$7,179), respectively. The impairment recognized on property and equipment were nil, RMB9,226 and nil for the years ended December 31, 2019, 2020 and 2021, respectively.
The Group recorded impairment loss in “Other operating income (expense), net”.